Supplement to the
Spartan® 500 Index Fund
June 28, 2004
Prospectus

The following information replaces similar information found in the "Annual operating expenses" section beginning on page 5.

Annual operating expenses (paid from fund assets)

Management fee	0.24%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual fund operating expensesA	0.39%

A Effective August 31, 2004, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.10%. This arrangement may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 40
3 years	$ 125
5 years	$ 219
10 years	$ 493

The following information replaces the information found in the "Minimums" table on page 11.

Minimums
Initial Purchase	$10,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$10,000

SMI-04-01 August 31, 2004
1.717989.115

Supplement to the
Fidelity® Nasdaq Composite®
Index Fund
January 29, 2004
Prospectus

The following information replaces the information in the "Minimums" table on page 9.

Minimums
Initial Purchase	$10,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$10,000

<r>EIF-04-01 August 31, 2004
1.791563.101</r>